                         SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                           M. H. MEYERSON & CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount previously paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                           M. H. MEYERSON & CO., INC.
                              NEWPORT OFFICE TOWER
                            525 WASHINGTON BOULEVARD
                          JERSEY CITY, NEW JERSEY 07310

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

         DATE:    Tuesday, July 31, 2001
         TIME:    8:00 A.M.
         PLACE:   Newport Office Tower
                  525 Washington Boulevard
                  Jersey City, New Jersey 07310

MATTERS TO BE VOTED ON:

         1.       Election of two Class III directors.

         2. Ratification of the appointment of Vincent R. Vassallo, CPA as our independent accountant for our fiscal year ending January 31, 2002.

         3. Any other matters properly brought before the shareholders at the meeting.

                                         By order of the Board of Directors,

                                         Martin H. Meyerson
                                         Chairman and Chief Executive Officer

June 20, 2001

--------------------------------------------------------------------------------
                                    CONTENTS
                                                                    Page
                                                                    ----
         General Information About Voting                             2
         Proposal No. 1: Election of Directors                        4
         Proposal No. 2: Appointment of Independent Accountants      12
         Exhibit A: Audit Committee Charter                          14
--------------------------------------------------------------------------------


                                 PROXY STATEMENT

         Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the Board of Directors. This proxy statement was first mailed to shareholders on our about June 20, 2001.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

         You can vote your shares of common stock if our records show that you owned the shares on June 15, 2001. A total of 6,581,514 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for all of the two directors nominees and for each of the other proposals to be considered at the meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters that we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

         If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that the applicable exchange determines to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We have not retained any proxy solicitation firm, so our costs in contacting you will be minimal.

                                 STOCK OWNERSHIP

         The following table shows the number of shares of common stock beneficially owned (as of June 1, 2001) by:

         o each person who we know beneficially owns more than 5% of the common stock;

         o        each director;

         o each executive officer named in the Summary Compensation Table on page 9; and

         o        the directors and executive officers as a group.



                                            Number of Shares      Percent of
         Name and Address of                 Beneficially           Shares
          Beneficial Owner                      Owned            Beneficially
                                                                    Owned

Martin H. Meyerson                           1,922,190               27.9%

Electronic Trading Group, L.L.C.
111 Broadway
New York NY 10006                              908,209               13.8%

Dimensional Fund Advisors Inc.
1299 Ocean Avenue
Santa Monica, CA 90401                         404,300                6.1%

Kenneth J. Koock                               381,625                5.6%

Jeffrey E. Meyerson                            464,000                7.0%

Eugene M. Whitehouse                           151,238                2.3%

Bertram Siegel, Esq                            110,600                1.7%

Martin Leventhal, CPA                           97,500                1.5%

Alfred T. Duncan                                40,000                 *

All directors and executive officers as
  a group (7 people)                         3,167,153               42.1%

----------
* Less than 1%

The number of shares beneficially owned by Martin H. Meyerson includes 297,520 shares of common stock issuable upon exercise of currently exercisable options but does not include 50,000 shares of common stock owned by a trust for the benefit of members of his family.

The number of shares beneficially owned by Kenneth J. Koock includes 289,000 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Jeffrey E. Meyerson includes 144,000 shares of common stock issuable upon exercise of currently exercisable options, 50,000 shares of common stock owned by a trust for the benefit of members of Martin H. Meyerson's family and 125,000 shares of common stock owned by a trust for the benefit of Jill Meyerson, Jeffrey E. Meyerson's sister. Mr. Meyerson is a trustee of such trusts.

The number of shares beneficially owned by Eugene M. Whitehouse include 75,000 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Bertram Siegel includes 52,500 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by Martin Leventhal includes 32,500 shares of common stock issuable upon exercise of currently exercisable options and 50,000 shares of common stock owned by a trust for the benefit of members of Martin H. Meyerson's family. Mr. Leventhal, along with Jeffrey E. Meyerson, is a trustee of such trust.

The number of shares beneficially owned by Alfred T. Duncan includes 40,000 shares of common stock issuable upon exercise of currently exercisable options.

The number of shares beneficially owned by all of our officers and directors are a group includes 930,520 shares of common stock issuable upon exercise of currently exercisable options.

Unless otherwise stated, the business address of each of the named individuals in this table is c/o M.H. Meyerson & Co., Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with the number of directors in each class fixed by the Board of Directors, and with the term of office of one class expiring each year. There are presently seven Board members, two in the class holding office until the annual meeting, two in the class holding office until the next succeeding annual meeting, and three in the class holding office until the second succeeding annual meeting. Messrs. Eugene M. Whitehouse and Mr. Alfred T. Duncan, management's nominees for Class III Directors, are now serving as Class III Directors.

         Unless otherwise indicated on a proxy, the proxyholders intend to vote the shares of common stock for which they hold proxies "FOR" the election of Eugene M. Whitehouse and Alfred T. Duncan as Class III Directors. Each of such persons has consented to being named as a nominee in this Proxy Statement and to serve as Class III Director if elected.

         The Board has no nominating committee. The nominees for Class III Directors were selected by the entire Board of Directors. At the meeting, shareholders may make nominations for Class III Directors.

         While the Board of Directors has no reason to believe that either of Messrs. Eugene M. Whitehouse or Alfred T. Duncan will not be available as a candidate for election, should this situation arise, the enclosed proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the proxy.

         The following persons have been nominated for election as Directors of the Company as members of the indicated class, to serve for terms of three years:

                                                    Director
                  Name              Age              Since            Class

         Eugene M. Whitehouse       42                1996             III
         Alfred T. Duncan           56                1997             III


         All Directors hold office until their terms expire and until their successors have been elected and qualified.

         Certain information concerning the Directors who are being nominated for reelection at the meeting and the incumbent Directors whose terms of office continue after the annual meeting and executive officers of the Company named in the section "Summary Compensation Table" is set forth below.

MARTIN H. MEYERSON, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER

         Martin H. Meyerson is the Chairman, Chief Executive Officer, Chief Financial Officer and a director of the Company and was its President until 1984. Mr. Meyerson was also the President and a director of Bio Recovery Technology, Inc., a research and development company involved in microbiological and pollution control products, from 1984 through 1986. He was also the chairman of the board of Bio Metallics, Inc., also involved in pollution control products, from 1987 through 1990. Mr. Meyerson graduated from Packard College in 1952, majoring in Business Administration. Since February 1999, he has been Chairman of the Board of Directors of the Company's eMeyerson.com Inc. subsidiary.

KENNETH J. KOOCK, VICE CHAIRMAN AND DIRECTOR

         Kenneth Koock has been with the Company since 1977. In 1993, Mr. Koock became a Director of the Company. Mr. Koock received his B.A. degree from Duke University in 1963 and a law degree in 1966 from St. John's University. He was president of Bio Metallics, Inc. from 1987 through 1990 and is a member of the New York State Bar Association. Since February 1999, he has been Vice-Chairman of the Board of Directors of eMeyerson.com Inc.

EUGENE M. WHITEHOUSE, SENIOR VICE PRESIDENT, CHIEF OPERATING OFFICER, CONTROLLER, SECRETARY, TREASURER AND DIRECTOR

         Eugene M. Whitehouse has been associated with the firm since 1983, became a Vice President and the Company's Controller in 1994, became Senior Vice President and Chief Operating Officer in 2000, became Secretary in 1998, became Treasurer in 1999 and became a Director in 1996. He received a B.B.A. degree from Pace University in 1982, and an M.B.A. from St. Peter's College with a concentration in MIS in 1994, and a concentration in International Business in 1997. Since February 1999, he has been Chief Financial Officer of eMeyerson.com Inc., and has been a member of the Board of Directors of eMeyerson.com Inc. since 2000.

JEFFREY E. MEYERSON, VICE PRESIDENT, TRADING AND DIRECTOR

         Jeffrey E. Meyerson has been with the Company since 1987. He became Vice President of the Trading Department in 1989. He received an
Economics/Management degree from Ithaca College in 1987. Mr. Meyerson became a Director of the Company in 1993. Since November 1999, he has been President, CEO and a director of eMeyerson.com Inc.

BERTRAM SIEGEL, ESQ., DIRECTOR

         Bertram Siegel became a Director of the Company in 1994. Mr. Siegel is a partner in the law firm of Siegel and Siegel, and was a member of the Board of Directors of Bio Metallics, Inc. from 1987 through 1990. He is a member of the New Jersey and Bergen County Bar Associations, and received his Juris Doctor degree from Rutgers, the State University of New Jersey in 1963.

MARTIN LEVENTHAL, CPA, DIRECTOR

         Martin Leventhal graduated from Brooklyn College in 1958 and became a Certified Public Accountant in 1963. With the exception of time spent in military service, he has been actively involved in public accounting since his graduation. In 1971, he founded the firm most recently known as Martin Leventhal & Company, a CPA firm with approximately 25 employees. In 1997, Martin Leventhal & Company merged with Weinick, Sanders & Co. to form Weinick, Sanders, Leventhal & Co., LLP, with approximately 100 employees, of which Mr. Leventhal is the executive partner. He is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants, for which he served on numerous committees. He has also held a principal's license in the securities industry.

ALFRED T. DUNCAN, DIRECTOR

         Alfred T. Duncan has been an independent management consultant since 1992, specializing in financial management for small growth firms. Prior to 1992, he held numerous senior positions with Commodore International, Ltd. including General Manager of Latin America and Eastern Europe (1990-1991) and General Manager of U. S. operations (1987-1990). He was President and Chief Executive Officer of Victor Technologies (1986-1987) and has held financial management positions with A. M. International, Abbott Laboratories, First National Bank of Chicago, and Ford Motor Company. He is currently Executive Vice President and Chief Financial Officer of On Site Sourcing Inc. He received an M.B.A. degree from Harvard University in 1972 and a B.S.C.E. degree from Duke University in 1965.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We pay maintenance charges for space in Aventura, Florida, under an agreement with our Chairman, who owns the property. This space is primarily used for entertainment and investment banking purposes. The total maintenance charges for the years ended January 31, 2001 and 2000 were $10,020 and $10,335, respectively. We also pay rent for space in New York City, New York, which is leased in the name of our

Chairman. This property is also used primarily for entertainment and investment banking. The total rent paid on this space for the years ended January 31, 2001 and 2000 was $32,000 and $38,400, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on our review of the copies of the forms we have received, we believe that, except for Messrs. Jeffrey E. Meyerson and Martin Leventhal who filed one late Form 4 with respect to certain shares held by a trust of which they are the trustees, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2001.

BOARD OF DIRECTORS

         The Board of Directors had one meeting and took action by written consent four times during the year ended January 31, 2001. No director was absent from more than one meeting. There is no separate Compensation Committee but the Board of Directors, acting as a whole, fills this function.

         Directors receive options to purchase 7,500 shares of our common stock annually. Outside Directors are compensated $500 for each meeting of the Board of Directors he attends. Inside Directors have waived their right to be compensated for attending meetings of the Board of Directors.

COMMITTEES OF THE BOARD

         The Board of Directors has one committee, the Audit Committee. The Audit Committee consists of Messrs. Leventhal, Siegel and Duncan. The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention, or termination of our independent accountants; to determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as the adequacy of our system of internal accounting control; review with management and the independent accountants the recommendations made by the independent accountants with respect to changes in accounting procedures and internal accounting control; discuss with management any concerns the Committee may have with regard to our business practices and hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the Chief Financial Officer to make inquiries into and discuss their activities.

EXECUTIVE COMPENSATION

         The following report and the performance graph on page 11 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

                      REPORT OF THE COMPENSATION COMMITTEE

         COMPENSATION POLICIES. The principal goal of our compensation program as administered by the Board of Directors is to help us attract, motivate and retain the executive talent required to develop and achieve our strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

         BASE SALARY. Base salaries paid to our executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace. Individual performance and our performance are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

         BONUSES. Annual cash bonuses are intended to motivate performance by creating the potential to earn annual incentive awards that are contingent upon personal and business performance. We set goals of revenue and profitability for each group.

         LONG TERM INCENTIVES. We provide our executive officers with long-term incentive compensation through grants of stock options through our stock option plan. The grant of stock options aligns the executive's interests with those of our shareholders by providing the executive with an opportunity to purchase and maintain an equity interest in our stock and to share in the appreciation of its value.

         CEO'S COMPENSATION. As discussed in the Summary Compensation Table, Mr. Meyerson received a base salary of $600,000 for fiscal year 2001 and received a bonus of $200,000. The factors involved in determining our CEO's compensation are our revenues and profits, his lengthy experience and business acumen, his responsibilities, and the efforts exerted by him in the performance of his duties.

Reported on by the Board of Directors:
                  Martin H. Meyerson             Jeffrey E. Meyerson
                  Kenneth J. Koock               Bertram Siegel, Esq.
                  Eugene M. Whitehouse           Martin Leventhal, CPA
                                                 Alfred T. Duncan

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with Martin H. Meyerson, Chairman and Chief Executive Officer, and Eugene M. Whitehouse, Chief Operating Officer. The agreements provide for base annual compensation of $600,000 and $200,000 respectively. The agreements were for a three (3) year period from October, 1993 and 2000 respectively and are renewed automatically for succeeding periods of one year. In the event the Company terminates, without cause, the employees, the employee shall receive an amount equal to one year's base salary plus accrued benefits and incentive compensation.

INTERNAL REVENUE CODE LIMITS

         Section 162(a) of the Internal Revenue Code disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer or to any of the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Company currently intends to structure its executive compensation packages to meet those requirements.

SUMMARY COMPENSATION TABLE

         The following table sets forth for the years ended January 31, 2001, 2000, and 1999 the compensation we paid for services rendered in all capacities to our Chief Executive Officer and other executive officers whose compensation exceeded $100,000 during these years:

                                                                                                  Long Term
                                                    Fiscal                                       Compensation
    Name and Principal Position                      Year          Salary        Bonus            Securities
                                                                                                  Underlying
                                                                                                Options/SARS(#)
Martin H. Meyerson, Chairman.......................  2001      $   600,000      $ 200,000           24,000
                                                     2000          600,000        200,000                -
                                                     1999          512,500              -                -

Kenneth J. Koock, Vice Chairman....................  2001        1,307,558              -            1,500
                                                     2000        1,149,800              -           22,500
                                                     1999          434,800              -                -
Michael Silvestri, President and Chief
       Operating Officer(1)........................  2001          142,095         50,000                -
                                                     2000          200,018        200,000                -
                                                     1999          225,018        100,000          115,000
Eugene M. Whitehouse, Senior Vice President and
       Chief Operating Officer....................   2001          177,002         75,000           76,238
                                                     2000          146,712              -                -
                                                     1999          110,006         57,500           50,000

Jeffrey E. Meyerson, Vice President, Trading.......  2001          336,578              -           24,000
                                                     2000          207,000              -                -
                                                     1999          220,000              -                -

---------------------------
(1) Mr. Silvestri retired during fiscal year 2001.

This table does not specify "other compensation" since it is less than 10% of the total salary and bonus reported for each officer. Mr. Koock does not receive a base salary. His compensation is based on commissions earned. Mr. Silvestri, Mr. Whitehouse, and Mr. J. Meyerson earn compensation based on commissions earned in addition to their contracted salary and incentive amounts.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended January 31, 2001:

                                               % of Total                                            Potential Realizable Value at
                            Number of          Options                                               Assumed Annual Rates of
                            Securities Un-     Granted to                                            Stock Price Appreciation for
                            derlying Op-       Employees in      Exercise         Expiration         Option Term
Name                        tions Granted      Fiscal Year       Price($/sh)      Date                     5%($)           10%($)
Martin H. Meyerson              22,500            3.4              4.40             8/1/10                675           59,625
                                 1,500            0.2              2.50             1/1/04                975            1,680
Eugene M. Whitehouse            75,000           11.3              4.53             2/1/05                  0                0
                                 1,238            0.2              2.50             1/1/04                805            1,387
Jeffrey E. Meyerson             22,500            3.4              4.00             8/1/10              9,450           68,625
                                 1,500            0.2              2.50             1/1/04                975            1,680

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table contains information concerning (I) option exercises during the fiscal year ended January 31, 2001 by executive officers named in the Summary Compensation Table, and (ii) the number and value, at January 31, 2001 of unexercised options held by executive officers named in the Summary Compensation Table:


                                                                               Underlying Unexer-      Value of Unexer-
                                                                               cised Options at        cised In-the-Money
                                                                               FY-End (#) (Exer-       Options at FY-End
                              Shares Acquired on                               cisable/                (Exercisable/
Name                          Exercise (#)             Value Realized ($)      Unexercisable)          Unexercisable)($)
Martin H. Meyerson                      -                       -                 297,520/0               553,699/0
Kenneth J. Koock                    5,000                   7,500                 289,000/0               399,375/0
Eugene M. Whitehouse                    -                       -               26,238/50,000              1,857/0
Jeffrey E. Meyerson                 5,000                   7,500                 144,000/0               182,344/0

SHARE PERFORMANCE GRAPH

         The following graph shows changes over the past five year period ended January 31, 2001 of $100 invested in: (1) The Nasdaq Stock Market, (2) The Nasdaq Financial Stocks, and (3) our common stock.

[GRAPHIC OMITTED]

          Nasdaq Financial Stocks       Nasdaq US Market      M.H. Meyerson & Co., Inc.
1/31/96           100.000                   100.000                    100.000
1/31/97           133.119                   131.109                    203.125
1/31/98           187.841                   154.690                    184.375
1/30/99           189.626                   242.142                    115.625
1/29/00           177.464                   378.429                    225.000
1/31/01           206.552                   265.458                    187.500


AUDIT COMMITTEE

         Our Board of Directors has determined that all members of the Audit Committee are "independent" as defined by the standards of the NASDAQ National Market. A copy of the written charter of the Audit Committee, as adopted by the Board of Directors, is attached to this proxy statement as Exhibit A. The Committee reviews and assesses the adequacy of its charter on an annual basis.

         As described in its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, laws and regulations. Vincent R. Vassallo, CPA, the Company's independent auditing firm, is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards.

         The Audit Committee members are not necessarily professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent auditor. Among other things, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, fees, and auditor independence matters.

         The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not to be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended January 31, 2001 with our management; has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380); has discussed with the independent auditors the independent auditors' independence; and has received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Based on the review and discussions of the above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001, for filing with the Securities and Exchange Commission.

                                         The Audit Committee
                                                  Martin Leventhal, CPA
                                                  Bertram Siegel, Esq.
                                                  Alfred T. Duncan

                                 PROPOSAL NO. 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Our Board of Directors has selected Vincent R. Vassallo, CPA as our auditors for the current fiscal year, subject to ratification by the shareholders. Fees for the last fiscal year were: annual audit $40,000 and audit related services $16,000. Vincent R. Vassallo, CPA did not perform any non-audit services for the Company. A resolution to ratify the appointment will be presented at the annual meeting. A majority of the votes cast must vote in favor to ratify the appointment. If the shareholders do not ratify the appointment, we will reconsider our selection of Vincent R. Vassallo, CPA.

         Vincent R. Vassallo, CPA examined the Company's financial statements for 2001. A representative of this firm is expected be at the meeting and available to answer questions.

  WE RECOMMEND THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF VINCENT R.
                                 VASSALLO, CPA.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Shareholder proposals with respect to the Company's next Annual Meeting of Shareholders must be received by the Company no later than February 20, 2002 to be considered for inclusion in the Company's next Proxy Statement. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2002 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before May 6, 2002, unless the 2002 Annual Meeting is not held within 30 days before or after the anniversary date of the 2001 Annual Meeting.

                                  OTHER MATTERS

         At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.


                                        By order of the Board of Directors,

                                        /s/ Martin H. Meyerson

                                        Martin H. Meyerson
June 20, 2001                           Chairman and Chief Executive Officer

                                    EXHIBIT A
                             AUDIT COMMITTEE CHARTER

I.       Audit Committee Purpose and General Responsibilities

         The Audit Committee of the Board of Directors (the "Committee") oversees management's responsibilities for establishing and maintaining internal controls designed to ensure (a) the integrity of financial information, (b) the effectiveness and efficiency of operations, and
         (c) compliance with laws, regulations and Company policies. The Committee's mandate is also to encourage the Company to maintain effective auditing processes through independent accountants. Management is responsible for preparing the Company's financial statements, and the independent accountants are responsible for auditing those financial statements. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The Committee is authorized to perform the following functions and its primary responsibilities are to:

         o Provide for direct, confidential communication between the Committee, the independent accountants and management, including such private sessions as the Committee may deem appropriate;

         o Examine and reviewing the role, functions and status of the Company's independent accountants, particularly as concerns:

                  - Advising the independent accountants that the Board of Directors, as the shareholders' representative, is the independent accountants' primary client. The Committee shall review the independence and performance of the accountants and annually recommend to the Board of Directors the appointment of the independent accountants or approve any discharge of auditors when circumstances warrant.

                  - Reviewing management's recommendation as to the engagement of the independent accountants for the purpose of auditing and examining the financial statements of the Company and submitting its recommendation to the Board for approval;

                  - Reviewing with the Company's independent accountants the scope of their proposed audit, the audit procedures to be utilized and their estimated fees. Approve the fees and other significant compensation to be paid to the independent accountants.

                  - Reviewing management's proposed engagement of the independent accountants to perform non-audit services and reviewing whether such engagement would unduly influence the independent accountants' independence.

         o        Review with the Company's independent accountants:

                           - the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

                           -        significant issues contained in the
                                    management letters submitted by the
                                    independent accountants and management's responses thereto;

                           - the financial reporting process and the annual published financial statements and recommend the same to the Board of Directors for approval;

                           - filings with the Securities and Exchange Commission and the NASDAQ National Market containing financial and operating disclosure about the Company;

                           - their audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

         o        Review with the independent accountants and management:

                           - the appropriateness of the Company's accounting principles (including those used for tax reporting purposes);

                           - the effect of changes in the Company's accounting principles and auditing procedures;

                           - the Company's system to monitor and manage business risk.

         o Review with the independent accountants and management, their assessment of the adequacy of the Company's internal controls, including information technology controls and security. Meetings and/or conversations in this respect should be held both with and without management present, to discuss the results of their examinations.

         o Review and monitor compliance with the Company's Code of Conduct or recommend the adoption or modification of the Code of Conduct; review Company's policies relating to compliance with laws and regulations, ethics and conflicts of interest.

         o Conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to anyone in the organization. The Committee shall have the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         o Review with management and the chief legal officer, and with outside counsel, if appropriate, legal and regulatory matters that may have a material impact on the Company's financial statements and review significant reports from regulatory authorities;

         o Review the Company's policies and procedures with respect to senior officers' expense accounts and perquisites, including their use of corporate assets; and

         o Periodically review and recommend to the Board of Directors approval of changes to the Committee's charter.

II.      Audit Committee Composition

         The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         The Committee is composed of only non-employee directors who, in the opinion of the Board of Directors, are free from any relationship that would interfere with the exercise of independent judgment, pursuant to the requirements of the National Market of the NASDAQ and any other exchange or regulatory requirements to which the Company and/or its Board of Directors may, from time to time, be subject.

         Audit Committee members shall be appointed by the Board of Directors on recommendation of the Board of Directors, directly, or by the Nominating Committee of the Board if one exists. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.


III.     Additional Specific Responsibilities and Duties of the Committee

         Meetings

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent accountants, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent accountants quarterly to review the Company's financial statements and significant findings based upon the accountants limited review procedures.

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with management and the independent accountants, consider the integrity of the Company's financial reporting processes and controls. Discus significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent accountants together with management's responses. A review should also encompass the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         4. Review with financial management and the independent accountants the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent accountants. The Chair of the Committee may represent the entire Committee for purposes of this review.

         Legal Compliance

         5. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         6. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement to the extent required by law or applicable regulation.

         7. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

         8. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

--------------------------------------------------------------------------------


                           M.H. MEYERSON & CO., INC.

                              NEWPORT OFFICE TOWER
                            525 WASHINGTON BOULEVARD
                         JERSEY CITY, NEW JERSEY 07310

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2001

         The undersigned hereby appoints Martin H. Meyerson and Kenneth J. Koock, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for on behalf of the undersigned at the Annual Meeting of Shareholders of M.H. Meyerson & Co., Inc. (the "Company") to be held at Newport Office Tower, 525 Washington Boulevard, Jersey City, New Jersey on Tuesday, July 31, 2001, at 8:00 a.m. local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN THE PROXY, FOR PROPOSAL 2 AND ON ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.


              (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)


--------------------------------------------------------------------------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                           M.H. MEYERSON & CO., INC.


                                 JULY 31, 2001




                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

 A  [X] PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



    1. Election of            FOR        WITHHOLD      NOMINEES:
       two Class III          [ ]          [ ]          Eugene M. Whitehouse
       directors.                                       Alfred T. Duncan

    FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEES(S):

    ---------------------------------------------------------


    2. Ratification of the appointment of Vincent R.   FOR    AGAINST    ABSTAIN
       Vassalo, CPA, as our independent accountant     [ ]      [ ]        [ ]
       for our fiscal year ending January 31, 2002.


    3. Any other matters properly brought before the shareholders at the meeting.



    PLEASE DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.




    Signature                       Signature if held jointly
             ----------------------                          -------------------


    Dated:             , 2001
          -------------



    NOTE: Signature should conform exactly to name on this Proxy. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, trustees, attorneys and officers signing for corporations should give full title.

--------------------------------------------------------------------------------